Exhibit 99.1
PACIFIC PREMIER BANCORP, INC. ESG OVERVIEW

I. Introduction

A. Letter from the CEO

Pacific Premier is committed to the health and well-being of our employees, clients, and the communities we serve. We acknowledge our potential impact on human rights and endeavor to conduct business in a manner that promotes the fair and just treatment of all people. We also acknowledge our potential impact on the environment and are committed to operating in a responsible manner to help reduce that impact. In all aspects of our operations, we seek to conduct business in a way that reflects integrity and the high standards we have set for ourselves.

This inaugural environmental, social, and governance (ESG) communication is intended to serve multiple purposes. As an initial matter, we want to share our approach to social awareness and the demand for greater corporate responsibility with respect to ESG-related issues. We also want to highlight some of the actions we have taken this past year to enhance our oversight of, and transparency with respect to, ESG-related issues, including:

•Empowering our Nominating and Governance Committee with general oversight of the Company’s ESG strategy, policies, and related program,
•Creating and filling new positions for our Director of ESG and Corporate Responsibility and our Corporate Social Responsibility Officer,
•Establishing a management-level ESG Management Group to help develop, implement, and manage our ESG program, and
•Developing new initiatives to help ensure ongoing progress in the areas of diversity, equity, and inclusion.

We know that our short-, medium- and long-term success is predicated upon what we do today. In order to help ensure that success, we look to ESG frameworks developed by the Sustainability Accounting Standards Board (SASB) and the Management Group on Climate-related Financial Disclosures (TCFD), as well as feedback we have received from our investors and advisors.

Our hope is that this overview provides additional detail about our ESG program, underscores how important ESG-related issues are to our organization, and reinforces our continued commitment to the health and well-being of our employees, clients, and the communities we serve. We look forward to sharing our continued progress with you as we move forward in this important work.

Steven R. Gardner
Chairman, President & Chief Executive Officer
Pacific Premier Bancorp, Inc.

B. ESG Program Framework

Our commitment to sustainability begins at the top with our Board of Directors. To assist in this effort, the Board has tasked the Nominating and Governance Committee (composed entirely of independent directors) with responsibility for overseeing the Company’s ESG strategy, policies, and related program. Without limitation, the

Nominating and Governance Committee reviews and advises on the Company’s ESG policies and disclosures, oversees management’s implementation of ESG initiatives, and advises the Board on significant ESG-related matters. While the Nominating and Governance Committee is responsible for overall strategies, policies and initiatives related to ESG, specific aspects of ESG are overseen by other Board committees. For example, the Enterprise Risk Committee will oversee specific aspects of the Company’s environmental initiatives, such as identifying and mitigating climate-related risks in relation to our credit underwriting and administration standards.

We recently created and filled the new position of Director of ESG and Corporate Responsibility, which reports directly to our Chairman and CEO. The Director of ESG and Corporate Responsibility coordinates the development and execution of strategic initiatives supporting the Company’s focus on ESG-related issues. In these functions, the Director of ESG and Corporate Responsibility engages with a broad range of internal and external shareholders, including the Board of Directors and Board Committees, clients, consumer advocates, and community leaders. We also created and filled the new position of Corporate Social Responsibility Officer. The Corporate Social Responsibility Officer supports the Director of ESG and Corporate Responsibility in updating the Nominating and Governance Committee on ESG initiatives and developments. The Corporate Social Responsibility Officer also oversees the ESG reporting and disclosure process, monitors trends and best practices, supports existing ESG projects and helps develop new sustainability initiatives.

In addition, we have established a management-level ESG Management Group to help the Director of ESG and Corporate Responsibility, Corporate Social Responsibility Officer, and senior management develop, implement, and manage the Company’s ESG program. The ESG Management Group is chaired by the Director of ESG and Corporate Responsibility, and its initial membership includes our President, Chief Financial Officer, Chief Risk Officer, Chief Human Resources Officer, Chief Credit Officer, Chief Marketing Officer, Chief Information Officer, Chief Innovation Officer, Chief Strategic Project Officer, General Counsel, Chief Securities Counsel, Director of Investor Relations, and the Corporate Social Responsibility Officer. The ESG Management Group operates as a steering committee with three working groups, including the: Sustainability Working Group (Environmental), the Social Responsibility Working Group (Social), and Governance & Disclosure Working Group (Governance).

II. Social

A. Human Rights

Racial disparities, gender inequality, and other significant human rights issues affect our communities. We have an important responsibility to conduct business in a manner that demonstrates our commitment to human rights and the elimination of these barriers. Our policy is to treat all people fairly and with respect. We mandate that all of our employees, officers and directors interact with current and potential clients, suppliers, visitors, and other employees without discrimination in any form based on the individual’s race, color, creed, religion, sex, national origin, ancestry, citizenship status, age, marital status, sexual orientation, gender, physical or mental disability, veteran status, military service, or other classification prohibited by law. These standards apply to all aspects of the Company’s operations.

We continually seek to enhance our approach to respecting human rights through engagement with diverse constituencies including employees, clients, shareholders, and local communities.

B. Human Capital

We have always considered our employees to be our most valuable asset. They are the face of our organization and the primary force that has helped us achieve our ongoing success. We are proud of our efforts to foster a culture that treats all employees with dignity and respect.

We believe that a diverse workforce is one of the best assets an organization can have to successfully achieve its objectives. As of December 31, 2020, Pacific Premier had 1,455 full-time employees and 45 part-time employees. Our workforce diversity highlights an overall workforce that is 53% minority and 47% non-minority, with 58% of our employees being female and 42% being male.

Some of the initiatives we have adopted to support diversity, equity, and inclusion include unconscious bias training (including required training for the CEO, senior leadership, managers, and HR functions), and pay equity reviews for women and minority groups.

We expect that our managers create and maintain an environment free of harassment and discrimination. Managers or employees who violate laws or our policies regarding fairness and respectful treatment of others are subject to disciplinary action, which may include termination. We have adopted formal processes to help protect all of our employees (including, but not limited to, women and minorities) against harassment and discrimination. Any employee who believes that an act of harassment or discrimination has occurred must immediately report the incident to their supervisor and/or our Human Resources department.

We recognize that maintaining these standards requires constant effort and we continue to explore (and where appropriate, adopt and invest in) initiatives that will help ensure an environment where all employees are treated with dignity and respect.

C. Employee Health & Safety

We offer a health and well-being program that provides resources supporting health, financial, community, social, emotional, purpose, and career well-being. We also strive to provide each employee with a safe and healthy work environment. Violence and threatening behavior is not permitted. The Company has adopted a formal injury and illness prevention program, which consists of policies governing the safe and efficient conduct of business activities in compliance with local, state, and federal safety and health regulations and standards. The program covers all facilities and operations of the organization, and addresses on-site emergencies, injuries and illnesses, and general safety procedures.

As a financial institution, our employees were deemed “essential workers” during the COVID-19 pandemic. In response to the pandemic, we immediately expanded the organization’s remote access capability for employees, giving nearly three quarters of our staff remote work capability by the end of the first quarter of 2020. We also reconfigured spaces at our corporate headquarters and branch locations consistent with social distancing guidelines to keep employees safe. From March 2020 to early July 2020, branch employees were paid for a full day, even if they only worked for a partial day (due to limited branch hours). In addition, we made rapid COVID-19 tests available to all employees and their partners during the fourth quarter of 2020. We also provided special appreciation bonuses and increased benefits (e.g., dependent care, mental health, and training and educational resources) to frontline employees.

We continue to provide personal protective equipment to employees and follow strict cleaning protocols to help ensure employee safety. We follow CDC guidelines in determining when infected employees and their direct contacts are allowed to return to work. Employees who miss work due to infection or exposure to COVID-19 are offered up to two weeks of supplemental sick pay. As vaccines become available, hourly employees are allotted 4-hours of pay to receive their COVID-19 vaccination. Salaried employees are also able to receive their COVID-19 vaccinations during normal business hours. Senior management remains in frequent contact with employees regarding the Company’s operations during the pandemic and the steps we are taking to keep them safe.

D. Outreach to Low- and Moderate-Income Communities

We have a long history of partnership with charitable organizations in our community to create positive societal change. These efforts have included support in the form of grants and volunteer service provided to low- and moderate-income (LMI) individuals, including the unbanked, underbanked, and underserved segments of our community. Some of our achievements during 2020 are highlighted below:

•We provided 9,176 hours of volunteer service to over 200 community organizations, which included 510 hours of financial literacy education and technical assistance to 1,980 underserved individuals and small businesses.

•We facilitated $243,600 in first-time homebuyer down-payment assistance to LMI families through the Federal Home Loan Bank’s Workforce Initiative Subsidy for Homeownership (WISH) program.
•We extended 510 community development loans totaling $1,239,650,854.
•We extended $505,724,679 to support affordable housing, which helped create 3,170 housing units.
•We extended 5,499 small business loans totaling $1,044,282,000.

We also offer a suite of flexible lending products designed to promote small business and community development. The results of our periodic community development needs assessment are also incorporated into our short- and long-term strategies.

E. Investment in Minority Communities

We maintain a Community Benefit Plan that includes a long-standing commitment to organizations focused on supporting minority communities. We made $2,858,237 in charitable donations in 2020, with 68% of those donations supporting communities of color. Some of those donations are highlighted below:

•We provided a $200,000 grant to Templo Calvario Community Development Corporation to underwrite costs for their Banking On Our Youth financial literacy program, serving 45 underserved minority high school students in Santa Ana, CA, and to provide COVID relief support for their other programs.
•We provided a grant of $100,000 to Bridge Builders Foundation, which enabled it to expand its Thriving Under the Influence mentoring program focused on alleviating disparities and access to quality education for young African-American men.
•We provided a $50,000 grant to Vermont Slauson Local Development Corporation in support of its Small Business Resiliency program designed to ensure businesses in South Los Angeles are equipped to withstand hardships brought on by the COVID-19 pandemic with emergency funding and technical assistance.

F. Community Pandemic Response

As an essential service provider during the COVID-19 pandemic, we were able to keep our branches open. In an effort to keep our clients and employees safe, we implemented special social distancing, personal protective equipment, and cleaning protocols at all branch locations. We also adjusted hours of operation as needed and temporarily closed branch lobbies at locations with drive-through facilities. To avoid unnecessary in-person exposure, we implemented programs to increase client awareness of our digital banking and touchless payment offerings.

In an effort to be responsive to our clients’ needs during the pandemic, we waived up to 5 insufficient funds/overdraft fees per month and waived early withdrawal fees on CDs through June 2020. We also waived ATM fees and increased daily cash withdrawal limits for ATM and debit card users. In addition, we furnished articles informing the public about phishing and other fraud schemes that became prevalent during the pandemic.

We also participated in the SBA’s Paycheck Protection Program (PPP), originating loans for approximately 3,800 clients that, based on our estimates, helped them retain over 122,000 jobs. Additionally, in 2020 we provided modifications for $2.3 billion in loans to help clients struggling through the pandemic. Throughout the pandemic, we have communicated with our clients via e-mail, website updates, and signage at our branch locations regarding various COVID-19 related matters, such as modified hours of operation, our COVID-19 protocols, fraud alerts, online and electronic banking options, and other client service information.

G. Government Relations

We do not engage lobbyists or make political contributions, nor did we receive any financial assistance from the U.S. government in 2020.

III. Environmental

A. Climate Risk

We recognize the significant potential impact climate change may have on us, our clients, employees, shareholders, and the communities we serve. We acknowledge our responsibility to better understand the impact of our operations on global climate change and to help reduce that impact.

We are susceptible to losses and disruptions caused by fire (particularly in California, where we have 49 of our offices/branches), power shortages, telecommunications failures, water shortages, floods, and other extreme weather conditions. Climate change may contribute to or exacerbate these conditions. We are also susceptible to losses arising from the transition to a low carbon economy, including policy changes, energy costs, and shifts in market and customer sentiment that can impact us and our clients. At this time, we have not experienced material losses from climate change. However, we are aware that its impact may increase in the near future. As the impact of climate change broadens, we will continue to assess and manage our exposure.

Other risks related to climate change are more fully set forth in our most recent Annual Report on Form 10-K filed with the SEC.

B. Environmental Commitment

We are planning approaches to assist with the identification and mitigation of climate-related risk to our business, and are committed to adopting responsible behaviors and implementing practices to ensure conscientious stewardship to help mitigate the risks associated with unsustainable consumption of natural resources. To further this commitment, we strive to:

•Take steps to understand the environmental risks and opportunities associated with our business practices,
•Embrace opportunities for financial products and services that reduce environmental impact,
•Explore opportunities to track environmental risks in credit lending decisions,
•Seek opportunities to support the development and dissemination of environmentally beneficial technologies,
•Educate employees about environmental issues, their impact on climate change and internal operations, and how they can make a difference,
•Provide opportunities for employees and their families to become involved in environmental initiatives in the communities in which we operate, and
•Create a culture of environmental awareness by setting examples, recognizing results, and communicating the impact that we have on our environment.

C. Energy Conservation, Waste, and Recycling

As a financial institution, our energy and water use is comparatively small. Nonetheless, we take pride in supporting resource preservation through recycling, waste management, and responsible usage of energy. In 2020, 35% of our total footprint was LEEDTM certified, including 6 branch locations and 6 administrative buildings. We also reduce energy consumption by embracing opportunities for financial products and services that reduce environmental impact, such as online/mobile services and paperless statements. We encourage the reduction of carbon emissions by promoting the availability of electric vehicle charging stations at our facilities. As of the date of this communication, we have 123 electric vehicle charging stations available to clients and employees at our branch locations and corporate offices.

In our efforts to promote an even greater environmental responsibility and operate at an increased level of resource efficiency, we are committed to:

•Evaluate potential opportunities to further adopt practices that reduce our dependence on energy in areas such as facilities, equipment, operations and business travel,
•Identify opportunities to reduce the use of natural resources in our operations and make our processes more resource efficient,
•Seek to expand access to recycling programs and the types of materials accepted for recycling, and
•Evaluate additional opportunities to reduce paper consumption both internally and with our clients.

IV. Governance

We expect our directors, officers and employees to use good judgment and high ethical standards, and to refrain from any form of illegal, dishonest, or unethical behavior. The Company has implemented a framework and adopted a number of controls to help ensure high ethical standards throughout the organization and its operations.

Some key components of the Company’s governance framework are listed below.

A. Code of Business Conduct and Ethics

Under our Code of Business Conduct and Ethics (Code of Conduct), all employees and directors are required to report any known or suspected violations or illegal or unethical behavior or activity, including conflicts of interest that involve the Company. Individuals who become aware of any suspicious activity or behavior, including concerns regarding questionable accounting or auditing matters, are required to report those circumstances and any potential violations of laws, rules, regulations, or our Code of Conduct to their supervisor or human resources representative, or file a report on the Company’s Ethics Hotline.

All employees and directors must sign an acknowledgement of the Code of Conduct and must complete a Statement of Personal Interest annually. You may review our full Code of Conduct on our Investor Relations website at https://investors.ppbi.com/corporate-overview/documents.

B. Whistleblower Policy

Our Code of Conduct contains a strict policy protecting whistleblowers. Employees may contact a third-party Ethics Hotline to report any concerns they may have regarding illegal or unethical behavior by an insider, conflicts of interest, internal accounting controls, or similar matters. Reports to the Ethics Hotline may be made either via a toll-free telephone number or by email. All reports are strictly confidential and may be made on an anonymous basis. Our representatives investigate any and all reports of unethical or unlawful behavior. Retaliation against employees who report violations or concerns is strictly prohibited under our Whistleblower Policy, the Code of Conduct, and the Sarbanes-Oxley Act.

C. Banking Secrecy Act/Anti-Money Laundering Policy

We have adopted a Bank Secrecy Act/Anti-Money Laundering (BSA/AML) Policy which establishes the framework of our BSA/AML program and outlines the requirements for Pacific Premier Bank and its employees to comply with the laws and regulations designed to detect and prevent financial crimes such as money laundering and terrorist financing. We prohibit any form of money laundering and will not knowingly conduct business with anyone we believe to be engaged in inappropriate behavior involving money laundering, terrorist financing, or similar illicit activities. Our BSA/AML Policy is applicable to all employees and is designed to prevent the organization from being used as an intermediary to facilitate money laundering or other financial crimes through its products and services. Without limitation, our BSA/AML program includes monitoring and reporting of suspicious activities, strengthening customer identification procedures, “know your customer” due diligence and enhanced due diligence programs, record retention, including records required by applicable BSA/AML laws and regulations, and mandatory employee training with audited participation. The Chief BSA Officer provides periodic reports about the Bank’s BSA/AML performance and activities to the Board.

D. Audit/Risk

Our Audit and Risk functions are an important part of our organization and result in a robust layer of protection for our shareholders as is evidenced by the following:

•Our auditor has not issued an adverse opinion in the past five years,
•We have made all of our financial disclosures timely and have not restated any of those disclosures in the past five years,
•We have not disclosed any material weaknesses in our internal controls in the past five years, and
•Four members of our Audit Committee qualify as financial experts.

E. Performance Management and Compensation

Our Compensation Committee oversees the development and maintenance of our named executive officer (NEO) and non-executive director compensation programs.

The Compensation Committee (which consists exclusively of independent directors) oversees the Company’s policies and practices related to NEO and non-executive director compensation generally and engages independent advisors to conduct regular risk assessments of those policies and practices to ensure that NEOs are not being incentivized to take excessive risks. In addition, the Board has established a management-level Human Capital and Benefits Committee to develop and maintain effective practices related to the attraction, retention, and development of all other employees, including employee compensation. We believe that our compensation practices are well-aligned with our organization’s strategy and have successfully driven our executives to become excellent leaders.

Our compensation policies are described in greater detail in our annual proxy statement.

F. Compliance Programs

Our Chief Compliance Officer is responsible for overseeing and implementing an effective compliance program. Framework for the compliance program is established by the Board and is based on the program pillars established by the CFPB, including: Board and senior management oversight, control structures (including policies and procedures, training, and monitoring and corrective action), consumer complaint review and response, and compliance audit. The Chief Compliance Officer provides periodic reports regarding the organization’s compliance performance and activities to our Compliance Committee and the Board.

G. Customer Privacy

The confidentiality and privacy of our clients’ information is extremely important to us. We have adopted and adhere to a privacy policy, which meets requirements of the Gramm-Leach-Bliley Act and its implementing regulations. However, we realize that data infrastructures, whether our own or those used by our third-party service providers, can be vulnerable to infiltration by unauthorized users. We also realize that financial institutions are frequently the targets of attacks from cybercriminals, whether in the form of viruses, malware, denial-of-service attacks, or other methods. If not stopped, these attacks could result in unauthorized access to confidential information, disruptions in our operations, and otherwise damage our business.

We maintain management information systems and controls to help ensure appropriate management and oversight of information security risks. We also maintain an information security risk insurance policy to help ensure that we have access to appropriate resources and assistance in the event of an information security incident. We have also established relationships with strategic vendors to provide forensic analysis, response strategies, and crisis communications should an information security incident occur. We have periodic penetration tests performed by independent third parties and are audited annually by an external firm with expertise in information security. During 2020, we did not experience a material compromise to any of our data systems or vendor platforms, and did not incur any expenses resulting from information security breaches or information security breach penalties or settlements.

For more information about privacy and information security, please view our most recent Form 10-K.

V. Next Steps

The intent of this communication is to provide shareholders with an outline of our approach to social awareness and the actions we have taken over this past year to enhance our oversight of, and transparency with respect to, ESG-related issues. We intend to publish an annual ESG communication to provide transparency and ongoing visibility concerning our ESG-related efforts.

Forward-Looking Statements

This Current Report on Form 8-K contains information and statements that are considered “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of our beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” or words or phrases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors, which are in many instances, beyond our control. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements.

The Coronavirus Disease 2019 (“COVID-19”) pandemic is adversely affecting us, our customers, counterparties, employees, and third party service providers, and given its ongoing and dynamic nature, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets, could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. Changes to statutes, regulations, or regulatory policies or practices as a result of, or in response, to the COVID-19 pandemic could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. In addition to the foregoing, the following additional factors, among others, could cause our performance or achievements to differ materially from that expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); inflation/deflation, interest rate, market, and monetary fluctuations; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which has changed how we estimate credit losses and has increased the required level of our allowance for credit losses since adoption on January 1, 2020; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the expected discontinuation of the London Interbank Offering Rate after 2021 and uncertainty regarding potential alternative reference rates, including Secured Overnight Financing Rate; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; possible credit-related impairments of securities held by us; the impact of current and possible future governmental efforts to restructure the U.S. financial regulatory system; changes in consumer spending, borrowing, and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; public health crises and pandemics, including the COVID-19 pandemic, and the effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; natural disasters, earthquakes, fires, and severe weather; unanticipated regulatory, legal, or judicial proceedings; and our ability to manage the risks involved in the foregoing.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our Annual Report on Form 10-K for the year ended December 31, 2020, and other filings with the SEC that are available at the SEC’s website (http://www.sec.gov). If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this Current Report on Form 8-K. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We undertake no obligation to revise or publicly release any revision or update to these forward-looking statements.